UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2026 (May 7, 2026)

COMMUNITY HEALTHCARE TRUST INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Maryland	001-37401	46-5212033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3326 Aspen Grove Drive, Suite 150, Franklin, Tennessee 37067

(Address of principal executive offices) (Zip Code)

(615) 771-3052
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	CHCT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders

    Community Healthcare Trust Incorporated (the "Company") held its Annual Meeting of Stockholders on May 7, 2026. At the Annual Meeting, there were present in person or by proxy 25,222,430 shares of the Company's common stock, representing approximately 88.27% of the total outstanding shares. Set forth below are the voting results for the proposals considered and voted upon at the Annual Meeting of Stockholders.

1.    The election of six directors to the Board of Directors of the Company, each to serve a one-year term expiring in 2027.

The following six directors were elected based on the following vote total:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Cathrine Cotman	21,559,321	363,776	3,299,333
David Dupuy	21,602,402	320,695	3,299,333
Alan Gardner	21,374,647	548,450	3,299,333
Claire Gulmi	21,254,283	668,814	3,299,333
Robert Hensley	21,266,801	656,296	3,299,333
Lawrence Van Horn	21,050,312	872,785	3,299,333

2.     The shareholders approved, on a non-binding advisory basis, the Company’s compensation of its executive officers by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,974,722	1,857,467	90,908	3,299,333

3. The shareholders approved, on a non-binding advisory basis, the Company's frequency of the vote on executive compensation by the following vote:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
21,414,585	20,914	421,980	65,618	3,299,333

A majority of the shareholders selected, on a non-binding advisory basis, a one-year frequency for non-binding advisory votes on executive compensation. Based on these results, the Company’s Board of Directors has determined that the Company will hold a non-binding advisory vote on executive compensation on an annual basis (once every year) until the next shareholder vote on the frequency of the vote on executive compensation.

4.    The ratification of the appointment of BDO USA, P.C. as the Company's independent registered public accounting firm for 2026.

The shareholders ratified the appointment of BDO USA, P.C. based on the following vote totals:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,969,760	207,990	44,680	0

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY HEALTHCARE TRUST INCORPORATED

	By:	/s/ William G. Monroe IV William G. Monroe IV Executive Vice President and Chief Financial Officer
Date: May 7, 2026

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